SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                         Date of Report: August 26, 2006
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                        (Date of earliest event reported)

                  Zond Windsystem Partners, Ltd., Series 85-C,
                        a California Limited Partnership
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             (Exact Name of Registrant as Specified in its Charter)

        California                      000-51511                77-0081345
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    (State or Other                     (Commission             (IRS Employer
Jurisdiction of Incorporation)           File Number)        Identification No.)

               1221 Lamar Street, Suite 1600, Houston, Texas 77010
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                    (Address of Principal Executive Offices)

                                 (713) 853-0530
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              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01 Termination of a Material Definitive Agreement.
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     Effective August 26, 2006, Zond Windsystem Partners, Ltd. Series 85-C, a
California Limited Partnership (the "Partnership") terminated that certain Long-Term Energy and Capacity Power Purchase Agreement, dated January 17, 1985, between Pacific Gas and Electric Company ("PG&E") and the Partnership, as amended (the "Power Purchase Agreement") in accordance with the terms of the Power Purchase Agreement. The Power Purchase Agreement had permitted the Partnership to sell power to PG&E from the wind turbine electric power generation facility owned by the Partnership (the "Windsystem"). The Partnership terminated the Power Purchase Agreement because the Partnership had stopped operating the Windsystem pending the sale of the Partnership's assets in connection with its liquidation. There were no penalties incurred by the Partnership as a result of the termination.



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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Zond Windsystem Partners, Ltd. Series 85-C,
                                    a California Limited Partnership
                                    By: Zond Windsystems Management V LLC,
                                        General Partner


                                     /s/ Jesse E. Neyman
Date: August 30, 2006            By: ------------------------------------------
                                     Name:  Jesse E. Neyman
                                     Title: President and Chief Executive
                                            Officer